Exhibit 99.1

JOINT FILING AGREEMENT
PURSUANT TO RULE 13D-1(K)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing an additional joint filing agreement.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.  This joint filing agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Date: February 14, 2017

WARBURG PINCUS X PARTNERS, L.P.

By: Warburg Pincus X, L.P.

Its: General Partner

By: Warburg Pincus X GP L.P.

Its: General Partner

By: WPP GP LLC

Its: General Partner

By: Warburg Pincus Partners, L.P.

Its: Managing Member

By: Warburg Pincus Partners GP LLC

Its: General Partner

By: Warburg Pincus & Co.

Its: Managing Member

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title:   Partner

WARBURG PINCUS (CALLISTO-II) PRIVATE EQUITY X, L.P.

 By: Warburg Pincus X, L.P.

 Its: General Partner

 By: Warburg Pincus X GP L.P.

 Its: General Partner

 By: WPP GP LLC

 Its: General Partner

 By: Warburg Pincus Partners, L.P.

 Its: Managing Member

 By: Warburg Pincus Partners GP LLC

 Its: General Partner

 By: Warburg Pincus & Co.

Its: Managing Member

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title:   Partner

WARBURG PINCUS (EUROPA-II) PRIVATE EQUITY X, L.P.

By: Warburg Pincus (Europa) X LLC

Its: General Partner

By: Warburg Pincus X, L.P.

Its: Sole Member

By: Warburg Pincus X GP L.P.

Its: General Partner

By: WPP GP LLC

Its: General Partner

By: Warburg Pincus Partners, L.P.

Its: Managing Member

By: Warburg Pincus Partners GP LLC

Its: General Partner

By: Warburg Pincus & Co.

Its: Managing Member

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title:   Partner

WARBURG PINCUS (GANYMEDE-II) PRIVATE EQUITY X, L.P.

By: Warburg Pincus (Ganymede) X LLC
Its: General Partner

By: Warburg Pincus X, L.P.
Its: Sole Member

By: Warburg Pincus X GP L.P.
Its: General Partner

By: WPP GP LLC
Its: General Partner

By: Warburg Pincus Partners, L.P.
Its: Managing Member

By: Warburg Pincus Partners GP LLC
Its: General Partner

By: Warburg Pincus & Co.
Its: Managing Member

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title:   Partner

WARBURG PINCUS (EUROPA) X LLC

By: Warburg Pincus X, L.P.

Its: Sole Member

By: Warburg Pincus X GP L.P.

Its: General Partner

By: WPP GP LLC

Its: General Partner

By: Warburg Pincus Partners, L.P.

Its: Managing Member

By: Warburg Pincus Partners GP LLC

Its: General Partner

By: Warburg Pincus & Co.

Its: Managing Member

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title:   Partner

WARBURG PINCUS (GANYMEDE) X LLC

By: Warburg Pincus X, L.P.

Its: Sole Member

By: Warburg Pincus X GP L.P.

Its: General Partner

By: WPP GP LLC

Its: General Partner

By: Warburg Pincus Partners, L.P.

Its: Managing Member

By: Warburg Pincus Partners GP LLC

Its: General Partner

By: Warburg Pincus & Co.

Its: Managing Member

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title:   Partner

WARBURG PINCUS X, L.P.

By: Warburg Pincus X GP L.P.

Its: General Partner

By: WPP GP LLC

Its: General Partner

By: Warburg Pincus Partners, L.P.

Its: Managing Member

By: Warburg Pincus Partners GP LLC

Its: General Partner

By: Warburg Pincus & Co.

Its: Managing Member

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title:   Partner

WARBURG PINCUS X GP L.P.

By: WPP GP LLC

Its: General Partner

By: Warburg Pincus Partners, L.P.

Its: Managing Member

By: Warburg Pincus Partners GP LLC

Its: General Partner

By: Warburg Pincus & Co.

Its: Managing Member

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title:   Partner

WPP GP LLC

By: Warburg Pincus Partners, L.P.

Its: Managing Member

By: Warburg Pincus Partners GP LLC

Its: General Partner

By: Warburg Pincus & Co.

Its: Managing Member

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title:   Partner

WARBURG PINCUS PARTNERS, L.P.

By: Warburg Pincus Partners GP LLC

Its: General Partner

By: Warburg Pincus & Co.

Its: Managing Member

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title:   Partner

WARBURG PINCUS PARTNERS GP LLC

By: Warburg Pincus & Co.

Its: Managing Member

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title:   Partner

WARBURG PINCUS & CO.

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title:   Partner

WARBURG PINCUS LLC

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title:   Managing Director

ICIL TRITON HOLDINGS, L.P.

By: WP Triton Manager Ltd.

Its: General Partner

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title:   Director

WP TRITON MANAGER LTD.

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title:   Director

CHARLES R. KAYE

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title:   Attorney-in-fact*

JOSEPH P. LANDY

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title:   Attorney-in-fact*

* The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities and Exchange Commission on July 12, 2016 as an exhibit to a beneficial ownership report on Schedule 13D filed by Warburg Pincus LLC with respect to WEX Inc. and is hereby incorporated by reference.